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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     OCTOBER 15, 2001
                                                     ---------------------------


                               HEARTSOFT, INC.
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            (Exact name of registrant as specified in its charter)


       DELAWARE                    033-23138-D                  87-0456766
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   (State of other                 (Commission               (I.R.S. Employer
   jurisdiction                    File Number)              Identification No.)
   of incorporation)




           3101 NORTH HEMLOCK CIRCLE, BROKEN ARROW, OKLAHOMA  74012
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                   (Address of principal executive offices)




Registrant's telephone number, including area code          (918) 362-3600
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        (Former name or former address, if changed since last report)

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ITEM 5.          OTHER EVENTS

     Due to the press of other business and delays in completing the Company's financial statements, the Company was unable to complete its Form 10-KSB for the period ended June 30, 2001 (the "Form 10-KSB") by September 28, 2001 and, as a result, the Company filed a Form 12b-25 (Notification of Late Filing) on September 28, 2001. As of October 15, 2001, the Company has not been able to fully complete the Form 10-KSB; however, the majority of the Form 10-KSB has been completed and the Company anticipates that it will file the Form 10-KSB on or before November 9, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HEARTSOFT, INC.
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                                                      (Registrant)

October 19, 2001                                  /s/ Benjamin P. Shell
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                                                       (Signature)
                                        Chairman of the Board, President and
                                        Chief Executive Officer














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